UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2020

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2020 Annual Meeting of the Stockholders (the “Annual Meeting”) of Juniper Networks, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan (the “ESPP”) to, among other things, increase the available share reserve of the ESPP by 8,000,000 shares. The amendment and restatement of the ESPP previously had been approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company on February 20, 2020.

A more complete description of the terms of the ESPP can be found in “Proposal No. 4—Approval of the Amendment and Restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2020 (the “2020 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2020 Proxy Statement are qualified in their entirety by reference to the ESPP, a copy of which is included in the 2020 Proxy Statement as Annex A thereto.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted upon the following proposals described in the 2020 Proxy Statement: (1) to elect ten directors; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2020; (3) a non-binding advisory vote regarding executive compensation; and (4) to approve the ESPP.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1)	Proposal for election of ten directors:

	For	Against	Abstain	Broker Non-Votes
Gary Daichendt	258,312,263	6,485,556	148,820	32,229,368
Anne DelSanto	264,094,991	718,714	132,934	32,229,368
Kevin DeNuccio	259,834,075	4,959,712	152,852	32,229,368
James Dolce	259,054,589	5,744,654	147,396	32,229,368
Christine Gorjanc	260,404,572	4,403,455	138,612	32,229,368
Janet Haugen	262,850,224	1,960,377	136,038	32,229,368
Scott Kriens	257,448,577	7,392,175	105,887	32,229,368
Rahul Merchant	264,003,233	787,823	155,583	32,229,368
Rami Rahim	264,146,359	696,556	103,724	32,229,368
William Stensrud	254,056,376	10,757,313	132,950	32,229,368

(2)	Proposal to ratify Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain
284,275,840	12,762,824	137,343

(3)	Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
245,468,367	19,338,616	139,656	32,229,368

(4)	Proposal to approve the amendment and restatement of the ESPP:

For	Against	Abstain	Broker Non-Votes
260,105,098	4,754,244	87,297	32,229,368

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: May 15, 2020	By:	/s/ Brian M. Martin
Name: Brian M. Martin
Title: Senior Vice President and General Counsel